Summary of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2—RECENT ACCOUNTING PRONOUNCEMENTS

Recently Adopted

In June 2016, the FASB issued ASU 2016-13 Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. ASU 2016-13 is effective for annual reporting periods, and interim periods within those years beginning after December 15, 2019. This pronouncement was amended under ASU 2019-10 to allow an extension on the adoption date for entities that qualify as a small reporting company. The Company has elected this extension and the effective date for the Company to adopt this standard will be for fiscal years beginning after December 15, 2022. The Company adopted this guidance on January 1, 2023. The Company’s adoption of this update did not have a material impact on the consolidated financial statements and related disclosures.

In October 2021, the FASB issued ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. This ASU amends ASC 805 to require acquiring entities to apply ASC 606 to recognize and measure contract assets and contract liabilities in business combinations. The ASU is effective for public entities for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company adopted this guidance on January 1, 2023. The Company’s adoption of this update did not have a material impact on the consolidated financial statements and related disclosures.

In March 2022, the FASB issued ASU 2022-02, Troubled Debt Restructurings (“TDRs”) and Vintage Disclosures (Topic 326): Financial Instruments – Credit Losses. This amended guidance will eliminate the accounting designation of a loan modification as a TDR, including eliminating the measurement guidance for TDRs. The amendments also enhance existing disclosure requirements and introduce new requirements related to modifications of receivables made to borrowers experiencing financial difficulty. Additionally, this guidance requires entities to disclose gross write-offs by year of origination for financing receivables, such as loans and interest receivable. The ASU is effective January 1, 2023, and is required to be applied prospectively, except for the recognition and measurement of TDRs which can be applied on a modified retrospective basis. The Company adopted this guidance on January 1, 2023. The Company’s adoption of this update did not have a material impact on the consolidated financial statements and related disclosures.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are presented in US dollars.

Principles of Consolidation

The consolidated financial statements include our wholly owned subsidiaries. Intercompany balances and transactions have been eliminated in consolidation. The Company does not have a majority or minority interest in any other company, either consolidated or unconsolidated.

Use of Estimates

The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets and liabilities, at the date of and during the reported period of the consolidated financial statements. Actual results could differ from those estimates. We evaluate our estimates and assumptions on an ongoing basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand and marketable securities with original maturities of three months or less. The Company maintains deposits in several financial institutions, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses related to amounts in excess of FDIC limits.

Cash and cash equivalents include: (1) currency on hand, (2) demand deposits with banks or financial institutions, (3) other kinds of accounts that have the general characteristics of demand deposits, and (4) short-term, highly liquid investments that are both readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. The majority of payments due from financial institutions for the settlement of credit card and debit card transactions process within two business days and are, therefore, classified as cash and cash equivalents. Other payment methods that take more time to settle are classified as receivables.

At December 31, 2022, restricted cash includes $0.2 million to secure a vendor letter of credit and $0.75 million withheld by credit card processors as security for the Company’s customer refund claims and credit card chargebacks. The cash pledged to secure the letter of credit will be released when the vendor offers the Company credit terms, and the cash held by credit card processors will be released at the discretion of the credit card companies.

Revenue Recognition and Cost of Revenue

The Company records revenue in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers.” Revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASC 606 also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer purchase orders, including significant judgments.

Substantially all the Company’s sales are to individual retail consumers (homeowners), builders and designers. The Company’s performance obligation is to deliver the customer’s order. Each customer order generally contains only one performance obligation based on the merchandise sale to be delivered, at which time revenue is recognized.

Control of the delivery transfers to customers when the customer can direct the use of, and obtain substantially all the benefits from, the Company’s products, which generally occurs when the customer assumes the risk of loss. The risk of loss shifts to the customer at different times depending on the method of delivery. The Company delivers products to its customers in three possible ways. The first way is through a shipment of the products through a third-party carrier from the Company’s warehouse to the customer (a “Company Shipment”). The second way is through a shipment of the products through a third-party carrier from a warehouse other than the Company’s warehouse to the customer (a “Drop Shipment”) and the third way is where the Company itself delivers the products to the customer and often also installs the product (a “Local Delivery”). In the case of a Local Delivery, the Company loads the product on its own or contracted trucks and delivers and installs the product at the customer’s location. When a product is delivered through a Local Delivery, risk of loss passes to the customer at the time of installation and revenue is recognized upon installation at the customer’s location. In the case of a Company Shipment and a Drop Shipment, the delivery to the customer is made free on board, or FOB, shipping point (whether from the Company’s warehouse or a third party’s warehouse). Therefore, risk of loss and title transfers to the customer once the products are shipped (i.e., leaves the Company’s warehouse or a third-party’s warehouse). After shipment and prior to delivery, the customer is able to redirect the product to a different destination, which demonstrates the customer’s control over the product once shipped. Once the risk of loss has shifted to the customer, the Company has satisfied its performance obligation and the Company recognizes revenue.

The Company agrees with customers on the selling price of each transaction. This transaction price is generally based on the agreed upon sales price. In the Company’s contracts with customers, it allocates the entire transaction price to the sales price, which is the basis for the determination of the relative standalone selling price allocated to each performance obligation. Any sales tax, value added tax, and other tax the Company collects concurrently with revenue-producing activities are excluded from revenue.

We offer promotional financing and credit cards issued by third-party banks that manage and directly extend credit to our customers. The banks are the sole owners of the accounts receivable generated under the program and, accordingly, we do not hold any customer receivables related to these programs and act as an agent in the financing transactions with customers. We frequently offer sales incentives that entitle our customers to discounts at the time of purchase (if 3rd party financing is obtained or a seasonal sale discounts). This is not a performance obligation but is recognized as a reduction of the transaction price when the transaction occurs.

The Company also sells extended warranty contracts, acting as an agent for the warranty company and earns a commission on the warranty contracts purchased by customers; therefore, the cost of the warranty contracts is netted against warranty revenue in the accompanying consolidated statements of operations. The Company assumes no liability for repairs to products on which it has sold a warranty contract or products for which no warranty is sold, as the warranty obligations associated with the sale of our products are assurance-type warranties that are a guarantee of the product’s intended functionality and, therefore, do not represent a distinct performance obligation within the context of the contract.

Sales returns are estimated based on historical return levels and our expectation of future returns. We also recognize a return asset, and corresponding adjustment to cost of sales, for our right to recover the goods returned by the customer, measured at the former carrying amount of the goods, less any expected recovery cost. At each financial reporting date, we assess our estimates of expected returns, refund liabilities, and return assets.

Customer deposits ‒ Includes amounts collected from customers when an order is placed. The deposits are recognized as revenue when the order is shipped to the customer, or they are refunded by the Company in the event of an order cancellation. As of December 31, 2022, and 2021, customer deposits amounted to $7.3 million and $28.8 million, respectively.

Cost of revenue ‒ Includes the cost of purchased merchandise plus the cost of shipping merchandise and where applicable installation, net of promotional rebates and other incentives received from vendors. Vendor allowances primarily consist of volume rebates that are earned as a result of attaining certain purchase levels and advertising allowances for the promotion of vendors’ products that are typically based on guaranteed minimum amounts with additional amounts being earned for attaining certain purchase levels. These vendor allowances are accrued as earned, with those allowances received as a result of attaining certain purchase levels accrued over the incentive period based on estimates of purchases. Volume rebates and certain advertising allowances reduce the carrying cost of inventory and are recognized in cost of sales when earned.

Shipping and Handling ‒ The Company invoices its customers for shipping and handling charges associated with luxury appliance sales and premium services like “white glove” delivery. For standard delivery, also known as “curb” delivery, the cost of shipping and handling is already included in the quoted price provided to the customer. Irrespective of the delivery option chosen by the customer, the cost of shipping and handling is included in cost of sales.

Advertising ‒ Costs for advertising are expensed as incurred and include direct response performance marketing costs, such as paid search advertising, social media advertising, and search engine optimization. For the years ended December 31, 2022 and 2021, advertising expenses amounted to $25.5 million and $12.0 million, respectively.

Receivables

Receivables consists of customer’s balance payments for which the Company extends credit to certain homebuilders and designers based on prior business relationships, and vendor rebate receivables. Vendor rebate receivables represent amounts due from manufacturers from whom the Company purchases products. Rebate receivables are stated at the amount that management expects to collect from manufacturers (vendors). Rebates are calculated on product and model sales programs from specific vendors. The rebates are paid at intermittent periods either in cash or through issuance of vendor credit memos, which can be applied against vendor accounts payable. Based on the Company’s assessment of the credit history with its manufacturers, it has concluded that there should be no allowance for uncollectible accounts for vendor rebates.

The Company maintains an allowance for doubtful accounts, which is established based on estimated losses expected to be incurred in the collection of accounts receivable. As of December 31, 2022 and 2021, the balance of the allowance was $1.5 million and $1.0 million, respectively. The Company had no significant concentrations of receivables balances as of December 31, 2022, and 2021.

Merchandise Inventory

Inventory consists of finished products acquired for resale and is stated at the lower of cost (on an average cost basis) or net realizable value. The Company conducts regular evaluations of the inventory value and performs write-downs based on its estimates of market conditions. As of December 31, 2022 and 2021, the Company determined that an obsolescence allowance of $1.8 million and $0.8 million, respectively, was necessary.

Property and Equipment

Property and equipment are stated at their historical cost. Maintenance and repair expenses of property and equipment are expensed in operations as incurred. Leasehold improvements are amortized over the lesser of the base term of the lease or estimated life of the leasehold improvements.

Depreciation is computed using the straight-line method over estimated useful lives as follows:

Useful Life (Years)

Equipment	5
Warehouse equipment	2-7
Furniture and fixtures	1-3
Transportation equipment	1-5
Leasehold improvements	2-5
Showroom inventory	5

Intangible Assets

The Company’s definite-lived intangible assets primarily consisted of marketing-related and customer relationships which are being amortized over their estimated useful lives, or 5 years.

The Company periodically evaluates the reasonableness of the useful lives of these assets. Once these assets are fully amortized, they are removed from the accounts. The Company has no intangibles with indefinite lives.

Goodwill

Goodwill represents the excess of consideration transferred over the fair value of tangible and identifiable intangible net assets acquired and the liabilities assumed in a business combination. Substantially all of the Company’s goodwill was recognized in the purchase price allocations when the Company was acquired in 2019 and when ACI was acquired in June 2021. Goodwill is not subject to amortization; instead, it is tested for impairment at the reporting unit level annually or more frequently if events or changes in circumstances indicate that it is more likely than not that the fair value of the reporting unit is less than its carrying amount. In conducting the impairment test, the Company first reviews qualitative factors to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount. We currently operate as a single reporting unit.

When testing goodwill for impairment, the Company has the option of first performing a qualitative assessment to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount. If we elect to bypass the qualitative assessment, or if a qualitative assessment indicates it is more likely than not that carrying value exceeds its fair value, we perform a quantitative goodwill impairment test. Under the quantitative goodwill impairment test, if our reporting unit’s carrying amount exceeds its fair value, we will record an impairment charge based on that difference.

The Company conducts its annual goodwill impairment test on December 31 or whenever an indicator of impairment exists. As a result of the quantitative impairment assessment, the carrying value of the single reporting unit exceeded its fair value, and the Company recorded $85.4 million of non-cash goodwill impairment charge during the year ended December 31, 2022. At December 31, 2021, there was no impairment of goodwill.

Impairment of Long-Lived Assets

The Company reviews the carrying value of long-lived assets such property and equipment, right-of-use (“ROU”) assets, and definite-lived intangible assets for impairment whenever events or changes in circumstances indicate the carrying amount of the assets might not be recoverable. These events and circumstances may include significant decreases in the market price of an asset or asset group, significant changes in the extent or manner in which an asset or asset group is being used by the Company or in its physical condition, a significant change in legal factors or in the business climate, a history or forecast of future operating or cash flow losses, significant disposal activity, a significant decline in the Company’s share price, a significant decline in revenue or adverse changes in the economic environment. If such facts indicate a potential impairment, the Company would assess the recoverability of an asset group by determining if the carrying value of the asset group exceeds the sum of the projected undiscounted cash flows expected to result from the use and eventual disposition of the assets over the remaining economic life of the primary asset in the asset group. If the recoverability test indicates that the carrying value of the asset group is not recoverable, the Company will estimate the fair value of the asset group using appropriate valuation methodologies, which would typically include an estimate of discounted cash flows. Any impairment would be measured as the difference between the asset group’s carrying amount and its estimated fair value.

During the fourth quarter of 2022, the Company recognized an impairment charge of $23.7 million related to our marketing-related and customer relationships intangible assets, which is primarily composed of intangible assets recognized in the acquisition of ACI. During 2021, we identified changes in events and circumstances relating to a certain ROU operating lease asset, that was abandoned as a result of the Company closing its warehouse and retail showroom in anticipation of relocating to a new facility that was acquired in the acquisition of ACI. Consequently, the lease facility was abandoned and we recorded an impairment loss during the year ended December 31, 2021 of $1.4 million.

Leases

The Company accounts for leases in accordance with ASC Topic 842, “Leases.” The Company determines whether a contract is a lease at contract inception or for a modified contract at the modification date. At inception or modification, the Company recognizes ROU assets and related lease liabilities on the balance sheet for all leases greater than one year in duration. Lease liabilities and their corresponding ROU assets are initially measured at the present value of the unpaid lease payments as of the lease commencement date. If the lease contains a renewal and/or termination option, the exercise of the option is included in the term of the lease if the Company is reasonably certain that a renewal or termination option will be exercised. As the Company’s leases do not provide an implicit rate, the Company uses an estimated incremental borrowing rate (“IBR”) based on the information available at the commencement date of the respective lease to determine the present value of future payments. The IBR is determined by estimating what it would cost the Company to borrow a collateralized amount equal to the total lease payments over the lease term based on the contractual terms of the lease and the location of the leased asset.

Operating lease payments are recognized as an expense on a straight-line basis over the lease term in equal amounts of rent expense attributed to each period during the term of the lease, regardless of when actual payments are made. This generally results in rent expense in excess of cash payments during the early years of a lease and rent expense less than cash payments in later years. The difference between rent expense recognized and actual rental payments is typically represented as the spread between the ROU asset and lease liability.

When calculating the present value of minimum lease payments, we account for leases as one single lease component if a lease has both lease and non-lease fixed cost components. Variable lease and non-lease cost components are expensed as incurred.

We do not recognize ROU assets and lease liabilities for short-term leases that have an initial lease term of 12 months or less. We recognize the lease payments associated with short-term leases as an expense on a straight-line basis over the lease term.

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets are marked to bid prices and financial liabilities are marked to offer prices. Fair value measurements do not include transaction costs. A fair value hierarchy is used to prioritize the quality and reliability of the information used to determine fair values. Categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The fair value hierarchy is defined in the following three categories:

Level 1: Unadjusted quoted prices that are available in active markets for identical assets or liabilities at the measurement date.

Level 2: Significant other observable inputs available at the measurement date, other than quoted prices included in Level 1, either directly or indirectly.

Level 3: Significant unobservable inputs that cannot be corroborated by observable market data and reflect the use of significant management judgment.

Cash, restricted cash, receivables, inventory, vendor deposits, prepaid expenses, accounts payable, accrued expenses, and customer deposits approximate fair value, due to their short-term nature. The carrying value of notes payable and short and long-term debt also approximates fair value since these instruments bear market rates of interest.

Assets and liabilities that are measured at fair value on a nonrecurring basis relate primarily to long-lived assets and goodwill, which are remeasured when the derived fair value is below carrying value in the consolidated balance sheets.

Derivative Instruments – Interest Rate Swaps

The Company uses interest rate swap agreements to manage interest rate exposures. The Company recognizes interest rate swap agreements as either a derivative asset or liability on the balance sheet at fair value.

The fair value of an interest rate swap agreement is determined using widely accepted valuation techniques, including discounted cash flow analyses on the expected cash flows of each derivative. These analyses reflect the contractual terms of the derivative, including the period to maturity, and use observable market-based inputs, including interest rate curves and implied volatilities. The fair value of interest rate swap agreements is determined using the market standard methodology of netting the discounted future fixed cash payments and the discounted expected variable cash receipts.

Included in the following table are the Company’s major categories of assets and liabilities measured at fair value on a recurring basis as of December 31, 2022 (in thousands):

	Fair Value Measurement at December 31, 2022
Description	Level 1	Level 2	Level 3	Total
Assets:
Derivative instruments
Interest rate swap	$-	$3,178	$-	$3,178

Income Taxes

Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

Deferred income tax assets and liabilities are recorded with respect to temporary differences in the accounting treatment of items for financial reporting purposes and for income tax purposes. Where, based on the weight of available evidence, it is more likely than not that some amount of recorded deferred tax assets will not be realized, a valuation allowance is established for the amount that, in management’s judgment, is sufficient to reduce the deferred tax asset to an amount that is more likely than not to be realized. A tax position must meet a minimum probability threshold before a financial statement benefit is recognized. The minimum threshold is defined as a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.

Sales Tax Liability

On June 21, 2018, the U.S. Supreme Court issued an opinion in South Dakota v. Wayfair, Inc., 138 S. Ct. 2080 (2018), whereby the longstanding Quill Corp v. North Dakota sales tax case was overruled, and states may now require remote sellers to collect sales tax under certain circumstances. The Company accrued sales taxes in the states with sales tax. The Company accrued the liability from the effective date of a state’s adoption of the Wayfair decision up to the date the Company began collecting and filing sales taxes in the various states. As of December 31, 2022 and 2021, the accrued amount for this liability, along with related interest expense, was $19.3 million and $18.5 million, respectively.

Between August 2022 and November 2022, the Company experienced delays in filing sales tax returns. The Company is in the process of paying these taxes to become current with all sales tax filings. In connection with the late filings, the Company has accrued penalties and interest that may be due upon payment of past-due taxes.

Earnings (Loss) Per Share

Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of shares of common stock outstanding during each period. Diluted earnings (loss) per share is calculated by adjusting the weighted average number of shares of common stock outstanding for the dilutive effect, if any, of common stock equivalents. Common stock equivalents whose effect would be antidilutive are not included in diluted earnings (loss) per share. The Company uses the treasury stock method to determine the dilutive effect, which assumes that all common stock equivalents have been exercised at the beginning of the period and that the funds obtained from those exercises were used to repurchase shares of common stock of the Company at the average closing market price during the period (see Note 16).

On October 19, 2023, the Company’s shareholders approved a reverse 1-for-50 stock split. All share and per share data have been retroactively restated to reflect the reverse split.

Stock-Based Compensation

We recognize the fair value compensation cost relating to stock-based payment transactions in accordance with ASC Topic 718, “Share-Based Payments,”. Under the provisions of ASC 718, stock-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized on a straight-line basis over the employee’s requisite service period, which is generally the vesting period (see Note 15). The fair value of our stock options is estimated using a Black-Scholes option valuation model. Restricted stock awards are valued based on the closing stock price on the date of grant (intrinsic value method). The Company has elected to recognize forfeitures as they occur.

Impact of COVID-19

In 2022, we experienced only minor impact to our operations, primarily due to staffing challenges brought on by COVID-19. We continue to monitor the current COVID-19 situation in each market in which we operate and will react accordingly. In May 2023, the US Government declared an end to the pandemic.

Liquidity and Going Concern Assessment

Management assesses liquidity and going concern uncertainty in the Company’s consolidated financial statements to determine whether there is sufficient cash on hand and working capital, including available borrowings on loans, to operate for a period of at least one year from the date the consolidated financial statements are issued or available to be issued, which is referred to as the “look-forward period”, as defined in GAAP. As part of this assessment, based on conditions that are known and reasonably knowable to management, management will consider various scenarios, forecasts, projections, estimates and will make certain key assumptions, including the timing and nature of projected cash expenditures or programs, its ability to delay or curtail expenditures or programs and its ability to raise additional capital, if necessary, among other factors. Based on this assessment, as necessary or applicable, management makes certain assumptions around implementing curtailments or delays in the nature and timing of programs and expenditures to the extent it deems probable those implementations can be achieved and management has the proper authority to execute them within the look-forward period.

As of December 31, 2022, we had cash and cash equivalents of $19.5 million, restricted cash of $1.0 million, and vendor deposits of $25.0 million, and total working capital of $25.9 million. For the year ended December 31, 2022, the Company incurred an operating loss of $134.4 million, and cash flows used in operations of $46.7 million. The operating loss for 2022 included $11.5 million in non-cash charges for depreciation and amortization, as well as an impairment charge of $109.1 million.

The Company performed an assessment to determine whether there were conditions or events that, considered in the aggregate, raised substantial doubt about the Company’s ability to continue as a going concern within one year after the filing date of this report, when the accompanying financial statements are being issued. Initially, this assessment did not consider the potential mitigating effect of management’s plans that had not been fully implemented.

The Company considered several conditions and events including (1) financial results and operations, (2) the investigation of certain allegations made by certain former employees related to the Company’s business operations, (3) technical non-compliance with certain loan covenants of our term loan with Bank of America, based in part due to our failure to timely deliver financial statements, and (4) the Company not being in compliance with the continued listing standards of NYSE American LLC (the “Exchange”) since the Company failed to timely file certain required filings, which if not successfully remediated could lead to the potential delisting of the Company from the Exchange

Based on the circumstances discussed above in the initial assessment, substantial doubt exists regarding our ability to continue as a going concern. Management then assessed the mitigating effect of its plans to determine if it is probable that the plans (1) would be effectively implemented within one year after the filing date of this report, when the accompanying financial statements are being issued and (2) when implemented, would mitigate the relevant conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern.

As discussed below, the Company has implemented plans which encompass short-term cash preservation initiatives to provide the Company with adequate liquidity to meet its obligations for at least the 12-month period following the date its fiscal year 2022 financial statements are issued, in addition to creating sustained cash flow generation thereafter. The Company has either taken or intends to take, the following actions, among others, to improve its liquidity position and to address uncertainty about its ability to continue as a going concern:

●	As described in Note 19, the Company entered into a loan amendment of their term loan and revolver loan agreement with Bank of America, in which Bank of America waived specific technical defaults and re-established a revolver loan commitment balance of $10 million.

●	We are taking concrete steps to improve efficiency and profitability through headcount reductions and consolidation of operations including the imminent consolidation of two existing New Jersey warehouses into one new warehouse.

●	We hired an internationally recognized firm of digital advertising consultants to help us improve our return on advertising spend, which we believe when completed will result in more sales per dollar of advertising expense.

●	We are implementing new financing initiatives for our customers, including a new store-branded credit card and a leasing alternative for customers who do not qualify for conventional credit, and we have added a new payment processor which will provide additional liquidity compared to our incumbent processor.

●	We have changed our sales focus to emphasizing the sale of high-margin luxury products, as opposed to mass-market appliances, began becoming dealers for higher-margin small appliances and promoting them on our website, and have begun actively negotiating improved terms with several of our largest appliance vendors.

Management has prepared estimates of operations for fiscal years 2023 and 2024 and believes that sufficient funds will be generated from operations to fund its operations, and to service its debt obligations for one year from the date of the filing of these consolidated financial statements in the Company’s 10-K. The accompanying consolidated financial statements have been prepared on a going concern basis under which the Company is expected to be able to realize its assets and satisfy its liabilities in the normal course of business. Management believes that based on relevant conditions and events that are known and reasonably knowable that its forecasts, for one year from the date of the filing of these consolidated financial statements, indicate improved operations and the Company’s ability to continue operations as a going concern.

Recent Accounting Pronouncements

Recently Adopted

In August 2020, the FASB issued ASU 2020-06, Accounting for Convertible Instruments and Contracts In An Entity’s Own Equity. ASU 2020-06 simplifies the accounting for certain convertible instruments by removing the separation models for convertible debt with a cash conversion feature and for convertible instruments with a beneficial conversion feature. As a result, more convertible debt instruments will be reported as a single liability instrument with no separate accounting for embedded conversion features. Additionally, ASU 2020-06 amends the diluted earnings per share calculation for convertible instruments by requiring the use of the if-converted method. The treasury stock method is no longer available. For SEC filers, excluding smaller reporting companies, ASU 2020-06 is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. For all other entities, ASU 2020-06 is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company adopted this guidance on January 1, 2022. The Company’s adoption of this update did not have a material impact on the consolidated financial statements and related disclosures.

Not Yet Adopted

In June 2016, the FASB issued ASU 2016-13 Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. ASU 2016-13 is effective for annual reporting periods, and interim periods within those years beginning after December 15, 2019. This pronouncement was amended under ASU 2019-10 to allow an extension on the adoption date for entities that qualify as a small reporting company. The Company has elected this extension and the effective date for the Company to adopt this standard will be for fiscal years beginning after December 15, 2022. The Company has not completed its assessment of the standard but does not expect the adoption to have a material impact on our consolidated financial statements.

In October 2021, the FASB issued ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. This ASU amends ASC 805 to require acquiring entities to apply ASC 606 to recognize and measure contract assets and contract liabilities in business combinations. The ASU is effective for public entities for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company has not completed its assessment of the standard but does not expect the adoption to have a material impact on our consolidated financial statements.

In March 2022, the FASB issued ASU 2022-02, Troubled Debt Restructurings (“TDRs”) and Vintage Disclosures (Topic 326): Financial Instruments – Credit Losses. This amended guidance will eliminate the accounting designation of a loan modification as a TDR, including eliminating the measurement guidance for TDRs. The amendments also enhance existing disclosure requirements and introduce new requirements related to modifications of receivables made to borrowers experiencing financial difficulty. Additionally, this guidance requires entities to disclose gross write-offs by year of origination for financing receivables, such as loans and interest receivable. The ASU is effective January 1, 2023, and is required to be applied prospectively, except for the recognition and measurement of TDRs which can be applied on a modified retrospective basis. The Company has not completed its assessment of the standard but does not expect the adoption to have a material impact on our consolidated financial statements.

The Company currently believes that all other issued and not yet effective accounting standards are not relevant to the Company’s consolidated financial statements.

Restatement

The Company restated its previously issued financial statements as of and for the year ended December 31, 2021, to reflect the following adjustments:

Consolidated Statement of Operations

1.

Reduction in revenue of $16.6 million, which comprised the following: (1) an increase in the allowance for sales returns of $7.4 million, (2) revenue of $8.1 million that should be recognized in 2022, and (3) sales tax collections of $1.1 million improperly recognized as revenue.

2.	Net reduction in cost of goods of $6.7 million, which comprised of the following: (1) reduction in product cost of sales due to an increase in the allowance for sales returns of $4.0 million, (2) reduction in product cost of sales of $6.0 million relating to revenue cutoff that should be recognized in 2022, and (3) an offsetting increase in cost of goods sold from an over accrual of vendor rebates ($0.4 million), under accrual of vendor purchases ($1.5 million), and an error in inventory cutoff ($1.4 million).

3.	Increase in general and administrative expenses of $0.9 million, resulting from an increase in bad debt expense of $0.6 million in accordance with the Company’s policy for allowance for doubtful accounts, and an over accrual of sales tax receivable of $0.3 million.

4.	As a result of the changes above, income tax changed from a tax benefit of $4.4 million to a tax expense of $0.1 million.

Consolidated Balance Sheet

5.	Net increase in current assets of $6.6 million, which comprised the following: (1) increase in inventory of $7.7 million, resulting from the reduction in cost of goods sold attributable to the allowance for sales returns, revenue cutoff, and inventory cutoff, offset by a reduction in showroom inventory of $1.0 million that was reclassified as property and equipment, (2) reduction in receivables of $1.1 million, resulting from an increase to the allowance for doubtful accounts of $0.6 million, and an over accrual of vendor rebates (as detailed in Nos. 1-4 above).

6.	Net increase in current liabilities of $18.3 million, which comprised the following: (1) increase in accounts payable of $10.3 million, as a result of the increase in the allowance for sales returns, and an under accrual of sales tax refund receivable (netted with the sales tax liability), and (2) increase in customer deposits related to revenue cutoff (as detailed in Nos. 1-4 above).

7.	Increase in long-term liabilities of $4.5 million, relating to an increase to the deferred tax liability as a result of the changes described above.

	As Originally
	Reported		Adjustments	As Restated
Current assets	$121,318	(5)	$6,577	$127,895
Property and equipment	3,554	(5)	1,031	4,585
Total assets	$375,984		$7,608	$383,592

Current liabilities	$105,341	(6)	18,320	$123,661
Deferred tax liability	3,867	(7)	4,540	8,407
Total liabilities	170,381		22,860	193,241
Accumulated deficit	(19,056)		(15,252)	(34,308)
Total liabilities and stockholders’ equity	$375,984		$7,608	$383,592

	As Originally
	Reported		Adjustments	As Restated
Product sales, net	$362,314	(1)	$(16,589)	$345,725
Cost of goods sold	282,655	(2)	(6,733)	275,922
Operating expense	71,339	(3)	918	72,257
Income taxes	4,376	(4)	(4,478)	(102)
Net income (loss)	$7,670		$(15,252)	$(7,582)

Net income (loss) per common share
BASIC	$5.94			$(5.87)
DILUTED	$5.02			$(5.87)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
BASIC	1,290,566			1,290,566
DILUTED	1,529,209			1,290,566

			Additional
	Common Stock		Paid-Inc	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Equity
Balance at December 31, 2021 as originally filed	2,127,747	$1	$224,658	$(19,056)	$205,603
Adjustments to results of operations for the year ended December 31, 2021	-	-	-	(15,252)	(15,252)
Balance at December 31, 2021 as restated	2,127,747	$1	$224,658	$(34,308)	$190,351

	As Originally			As
	Reported		Adjustments	Restated
Cash Flows from Operating Activities
Net income (loss)	$7,670		$(15,252)	$(7,582)
Receivables	(5,603)	(1-4)	444	(5,159)
Inventory	(18,459)	(5)	(8,121)	(26,580)
Accounts payable and accrued expenses	14,178	(5)	10,207	24,385
Customer deposits	(18,968)	(6)	8,113	(10,855)
Deferred tax expense (benefit)	(4,908)	(6)	4,540	(368)
Miscellaneous other accounts	1,116	(7)	69	1,185

Net cash used in operating activities	(18,328)		-	(18,328)

Net cash used in investing activities	(204,834)		-	(204,834)

Net cash provided by financing activities	247,041		-	247,041

Net change in cash and restricted cash	23,879		-	23,879
Cash and restricted cash at beginning of year	9,912		-	9,912

Cash and restricted cash at end of year	$33,791		$-	$33,791